INCOME TAXES	12 Months Ended
Jan. 03, 2015
Income Tax Disclosure [Abstract]
INCOME TAXES
 INCOME TAXES
Significant components of the Company’s deferred tax assets and liabilities at the end of each fiscal year were as follows:

(Millions of Dollars)	2014	2013
Deferred tax liabilities:
Depreciation	$72.7	$75.3
Amortization of intangibles	888.3	955.4
Liability on undistributed foreign earnings	369.2	418.9
Discharge of indebtedness	12.4	15.5
Inventories	8.8	2.3
Deferred revenue	32.0	19.0
Other	59.4	50.6
Total deferred tax liabilities	$1,442.8	$1,537.0
Deferred tax assets:
Employee benefit plans	$308.3	$317.0
Doubtful accounts and other customer allowances	15.0	14.6
Accruals	131.7	117.4
Restructuring charges	42.2	51.0
Operating loss, capital loss and tax credit carry forwards	594.6	759.7
Currency and derivatives	47.3	33.0
Other	97.1	114.7
Total deferred tax assets	$1,236.2	$1,407.4
Net Deferred Tax Liabilities before Valuation Allowance	$206.6	$129.6
Valuation allowance	$551.9	$549.7
Net Deferred Tax Liabilities after Valuation Allowance	$758.5	$679.3

As discussed in Note A. Significant Accounting Policies, the Company adopted ASU 2013-11 during the first quarter of 2014. This ASU provides that a liability related to an unrecognized tax benefit would be offset against a deferred tax asset for a net operating loss carryforward, a similar tax loss or a tax credit carryforward if such settlement is required or expected in the event the uncertain tax position is disallowed. As a result, the Company reclassified $142.9 million of unrecognized tax benefits as of January 3, 2015, which is reflected in the Operating loss, capital loss and tax credit carryforwards line above.

The Company’s liability on undistributed foreign earnings decreased by$49.7 million during 2014, of which $6.0 million was recorded to the income tax provision and $43.7 million was recorded to currency translation adjustments within Accumulated other comprehensive loss.  The amount recorded to currency translation adjustments was driven by the significant fluctuations in foreign exchange rates during 2014, which had the effect of reducing the liability.

Net operating loss carry forwards of $1,097.0 million as of January 3, 2015, are available to reduce future tax obligations of certain U.S. and foreign companies. The net operating loss carry forwards have various expiration dates beginning in 2015 with certain jurisdictions having indefinite carry forward periods. The U.S. federal capital loss carry forward of $763.3 million begins expiring in 2015. The capital loss carry forward is primarily attributable to the sale of shares for the U.S. HHI business during the tax year ended December 29, 2012. The U.S. foreign tax credit carry forwards of $112.4 million and research and development tax credit carry forwards of $18.1 million begin expiring in 2021 and 2030, respectively.

A valuation allowance is recorded on certain deferred tax assets if it has been determined it is more likely than not that all or a portion of these assets will not be realized. The Company recorded a valuation allowance of $551.9 million and $549.7 million for deferred tax assets existing as of January 3, 2015 and December 28, 2013, respectively. The valuation allowance is primarily attributable to foreign and state net operating loss carry forwards and a U.S. federal capital loss carry forward, the majority of which, was realized upon the sale of the HHI business. Capital losses are only allowed to offset capital gains, of which none are expected to be realized as of January 3, 2015.

The classification of deferred taxes as of January 3, 2015 and December 28, 2013 is as follows:

(Millions of Dollars)	2014		2013
	Deferred Tax Asset	Deferred Tax Liability	Deferred Tax Asset	Deferred Tax Liability
Current	$(137.4)	$11.9	$(68.0)	$17.8
Non-current	(108.7)	992.7	(170.2)	899.7
Total	$(246.1)	$1,004.6	$(238.2)	$917.5

Income tax expense (benefit) attributable to continuing operations consisted of the following:

(Millions of Dollars)	2014	2013	2012
Current:
Federal	$18.4	$84.0	$12.7
Foreign	141.1	123.5	104.7
State	17.1	(3.0)	8.8
Total current	$176.6	$204.5	$126.2
Deferred:
Federal	$55.3	$(77.1)	$15.7
Foreign	(19.3)	(50.6)	(59.0)
State	14.5	(8.2)	(7.1)
Total deferred	50.5	(135.9)	(50.4)
Income taxes on continuing operations	$227.1	$68.6	$75.8

Net income taxes paid during 2014, 2013 and 2012 were $113.7 million, $147.3 million and $197.5 million, respectively. The 2014 amount includes refunds of $47.1 million primarily related to prior year overpayments and closing of tax audits. The 2013 amount includes refunds of $64.5 million primarily related to the closing of a tax audit and a foreign tax credit carry back claim. The 2012 amount includes refunds of $49.8 million primarily related to U.S. NOL carry back claim.
The reconciliation of the U.S. federal statutory income tax to the income taxes on continuing operations is as follows:

(Millions of Dollars)	2014	2013	2012
Tax at statutory rate	$379.7	$205.8	$186.6
State income taxes, net of federal benefits	24.3	(6.6)	1.5
Difference between foreign and federal income tax	(178.0)	(124.9)	(114.6)
Tax accrual reserve	1.1	15.3	48.4
Audit settlements	(5.3)	0.9	(49.0)
NOL & valuation allowance related items	2.7	6.8	(2.2)
Foreign dividends and related items	25.6	(9.5)	18.9
Merger related costs	—	3.3	(6.9)
Change in deferred tax liabilities on undistributed foreign earnings	(6.0)	(19.5)	(17.3)
Statutory income tax rate change	(0.6)	(1.7)	(5.2)
Other-net	(16.4)	(1.3)	15.6
Income taxes on continuing operations	$227.1	$68.6	$75.8

The components of earnings from continuing operations before income taxes consisted of the following:

(Millions of Dollars)	2014	2013	2012
United States	$234.4	$112.7	$95.0
Foreign	850.4	474.9	438.1
Earnings from continuing operations before income taxes	$1,084.8	$587.6	$533.1

Except for certain legacy Black & Decker foreign earnings, as described below, all remaining undistributed foreign earnings of the Company at January 3, 2015, in the amount of approximately $4.773 billion, are considered to be invested indefinitely or will be remitted substantially free of additional tax. Accordingly, no provision has been made for tax that might be payable upon remittance of such earnings, nor is it practicable to determine the amount of this liability. As of January 3, 2015, the amount of earnings subject to repatriation is $1.353 billion for which a deferred tax liability of $369.2 million exists.

The Company’s liabilities for unrecognized tax benefits relate to U.S. and various foreign jurisdictions. The following table summarizes the activity related to the unrecognized tax benefits:

(Millions of Dollars)	2014	2013	2012
Balance at beginning of year	$269.5	$207.2	$214.2
Additions based on tax positions related to current year	27.4	37.1	21.5
Additions based on tax positions related to prior years	40.1	46.9	46.5
Reductions based on tax positions related to prior years	(30.9)	(13.2)	(69.6)
Settlements	(5.9)	7.7	(1.0)
Statute of limitations expirations	(19.4)	(16.2)	(4.4)
Balance at end of year	$280.8	$269.5	$207.2

The gross unrecognized tax benefits at January 3, 2015 and December 28, 2013 includes $261.0 million and $238.7 million, respectively, of tax benefits that, if recognized, would impact the effective tax rate. The liability for potential penalties and interest related to unrecognized tax benefits was increased by $22.0 million in 2014, increased by $4.1 million in 2013 and decreased by $7.6 million in 2012. The liability for potential penalties and interest totaled $59.6 million as of January 3, 2015 and $37.6 million as of December 28, 2013 and $33.5 million as of December 29, 2012. The Company classifies all tax-related interest and penalties as income tax expense.
The Company considers many factors when evaluating and estimating its tax positions and the impact on income tax expense, which may require periodic adjustments and which may not accurately anticipate actual outcomes. It is reasonably possible that the amount of the unrecognized benefit with respect to certain of the Company's unrecognized tax positions will significantly increase or decrease within the next 12 months. These changes may be the result of settlement of ongoing audits or final decisions in transfer pricing matters. At this time, an estimate of the range of reasonably possible outcomes is $5 million to $10 million.

The Company is subject to the examination of its income tax returns by the Internal Revenue Service and other tax authorities. For The Black & Decker Corporation, tax years 2008, 2009 and March 12, 2010 have been settled with the Internal Revenue Service as of December 29, 2012. For Stanley Black & Decker, Inc. tax years 2008 and 2009 have been settled with the Internal Revenue Service as of December 23, 2014. The Company also files many state and foreign income tax returns in jurisdictions with varying statutes of limitations. Tax years 2010 and forward generally remain subject to examination by most state tax authorities. In significant foreign jurisdictions, tax years 2009 and forward generally remain subject to examination.